ALPS ETF TRUST

(the “Trust”)

ALPS Disruptive Technologies ETF (NYSE ARCA: DTEC)

SUPPLEMENT DATED OCTOBER 16, 2026 TO THE SUMMARY PROSPECTUS,

STATUTORY PROSPECTUS AND STATEMENT OF ADDITIONAL INFORMATION (“SAI”)

DATED MARCH 31, 2026, AS SUPPLEMENTED

Effective December 28, 2026:

The Fund’s investment objective in the Summary Prospectus and Prospectus is replaced with the following:

The Fund seeks investment results that correspond (before fees and expenses) generally to the performance of its underlying index, the Bloomberg Frontier Tech Focus Equal Weight Index (ticker symbol BFTET) (the "Underlying Index").

The section entitled “PRINCIPAL INVESTMENT STRATEGIES” in the Fund’s Summary Prospectus and Summary Section of the Fund’s Prospectus is replaced with the following:

The Fund employs a “passive management” – or indexing – investment approach designed to track the performance of the Underlying Index. Under normal market conditions, the Fund will invest at least 80% of its net assets (plus any borrowings for investment purposes) in the securities that comprise the Underlying Index. The Fund, using an indexing investment approach, attempts to replicate, before fees and expenses, the total return performance of the Underlying Index, which includes dividends paid by the securities in the Underlying Index. The Fund will generally employ a full replication strategy, meaning that it will normally invest in all of the securities comprising the Underlying Index in proportion to their weightings in the Underlying Index. The Underlying Index is developed, maintained and sponsored by Bloomberg Index Services Limited (the “Index Provider”). The Underlying Index is a rules-based index, however, the Index Provider reserves the right to use qualitative judgment to include, exclude, adjust, or postpone the inclusion of a stock in the Underlying Index which is the ordinary course discretion that the Index Provider has to modify which securities qualify for inclusion in the Underlying Index in accordance with the rules of its selection methodology.

The Underlying Index is constructed to track the performance of companies that are exposed to any of the following categories (collectively, “Frontier Tech”) utilizing data from Bloomberg Intelligence (“BI”):

•	Innovative Health: Companies that develop products related to human augmentation, bioprinting and neural interfaces.

•	Geothermal Energy: Companies that develop advanced drilling and energy systems.

•	Advanced Air Mobility: Companies that focus on commercialization of next-generation aircraft.

•	Quantum Computing: Companies that develop quantum hardware and systems.

•	Humanoid Robotics: Companies that develop software and integrators.

•	Lab-Grown Food: Companies that develop cellular agriculture and bioreactors.

Of the companies eligible for inclusion, the Underlying Index selects companies based on a combination of tier assignment, the Revenue Assessment (as defined below) and market capitalization (such companies comprising the Underlying Index as determined by BI, the “Frontier Tech Economy” and each, a “Frontier Tech Company”).

The Underlying Index’s parent universe consists of securities comprising the Bloomberg World Aggregate Index. In comprising the Frontier Tech Economy, BI applies a review and analysis process across the identified universe to inform BI’s view on each company’s current, and potential near-term, relevancy to Frontier Tech across two core categories: (1) revenue exposure and (2) theme exposure. BI assesses a company’s revenue exposure and theme exposure through a “Revenue Assessment” and “Theme Assessment,” respectively. The Index Provider assigns a company into a “Gold Tier” or “Silver Tier” based on the combined Revenue Assessment and Theme Assessment using data from BI. Only companies in the Gold and Silver Tiers are eligible for inclusion in the Underlying Index.

The Revenue Assessment reflects BI’s view of a company’s current and potential near-term (i.e., 3-5 years) revenue exposure to Frontier Tech, scored from “1” (50% or more of revenue tied to Frontier Tech) to “3” (less than 20% of revenue tied to Frontier Tech). The Theme Assessment reflects BI’s view of a company’s positioning and ability to execute within the Frontier Tech competitive landscape, scored from “1” (highest exposure) to “3” (lowest exposure). Companies with a combined Revenue Assessment and Theme Assessment of between 2 and 4 are classified in the Gold Tier, and companies with a combined score equal to 5 are classified in the Silver Tier; companies with a combined score of 6 or higher are not eligible for inclusion in the Underlying Index.

To be eligible for the Underlying Index, a security must also have a minimum issuer free float market capitalization of $100 million and a minimum 90-day average daily value traded of $1 million. Only one security per issuer may be included in the Underlying Index.

In addition, the Underlying Index assigns a relative preference to Gold Tier companies in the selection process. All companies that belong to the Gold Tier are selected for inclusion in the Underlying Index. If there are fewer than 20 securities selected, eligible securities within the Silver Tier are added ranked by Revenue Assessment and then by issuer free float market capitalization, until the Underlying Index has 20 securities.

The Underlying Index is equal weighted where the weight of a security in the Underlying Index is equal to one divided by the number of securities included in the Underlying Index. The Underlying Index may be composed of common stocks and depositary receipts and may contain developed or emerging market securities that trade on non-U.S. exchanges and are denominated in non-U.S. dollar currencies.

The Underlying Index is rebalanced and reconstituted quarterly in January, April, July and October, and the Fund will make corresponding changes to its portfolio shortly after the Underlying Index changes are made public. As of [___], 2026, the Underlying Index had a market capitalization range between $[___] million and $[___] billion. The Fund will be concentrated (i.e., invest more than 25% of Fund assets) in an industry or a group of industries to the extent that the Underlying Index is so concentrated. The Fund's investments will change as the Underlying Index changes and, as a result, the Fund may have significant investments in jurisdictions or investment sectors that it may not have had as of [___], 2026.

The section entitled “Index Description” in the Fund’s prospectus is replaced with the following:

The Underlying Index is constructed to track the performance of companies that are exposed to any of the following categories (collectively, “Frontier Tech”) utilizing data from Bloomberg Intelligence (“BI”).

Exposure Categories

•	Innovative Health: Companies that develop products related to human augmentation, bioprinting and neural interfaces.

•	Geothermal Energy: Companies that develop advanced drilling and energy systems.

•	Advanced Air Mobility: Companies that focus on commercialization of next-generation aircraft.

•	Quantum Computing: Companies that develop quantum hardware and systems.

•	Humanoid Robotics: Companies that develop software and integrators.

•	Lab-Grown Food: Companies that develop cellular agriculture and bioreactors.

Of the companies eligible for inclusion, the Underlying Index selects companies based on a combination of the Revenue Assessment (as defined below) and market capitalization (such companies comprising the Underlying Index as determined by BI, the “Frontier Tech Economy” and each, a “Frontier Tech Company”).

The Underlying Index’s starting universe consists of all the securities comprising the Bloomberg World Aggregate Universe, which is a comprehensive suite of benchmark indices tracking the top 99% of the available "free float market capitalization" (as defined below) in 47 developed and emerging market countries. In comprising the Frontier Tech Economy, BI applies a review and analysis process across the identified universe to inform BI’s view on each company’s current, and potential near-term, relevancy to Frontier Tech across two core categories: (1) revenue exposure and (2) theme exposure. BI assesses a company’s revenue exposure and theme exposure through a “Revenue Assessment” and “Theme Assessment,” respectively. The Index Provider assigns a company into a “Gold Tier,” “Silver Tier” or “Bronze Tier” based on the combined Revenue Assessment and Theme Assessment (the sum of both assessments) using data from BI. Only companies in the Gold and Silver Tiers are eligible for inclusion in the Underlying Index.

The Revenue Assessment reflects BI’s view of a company’s current and potential near-term (i.e., 3 to 5 years) revenue exposure to Frontier Tech. The Revenue Assessment is determined based on a holistic review of a company's current revenue that considers potential near term (i.e., 3-5 years) revenue projections. A Revenue Assessment of “1” reflects BI’s assessment that more than 50% of a company's total revenue is tied or is expected to be tied to Frontier Tech, an assessment of “2” reflects BI's view that 20-50% of a company's total revenue is tied or is expected to be tied to Frontier Tech and an assessment of “3” reflects BI's view that less than 20% of a company’s total revenue exposure is tied or is expected to be tied to Frontier Tech.

The Theme Assessment aims to capture each company’s positioning and ability to execute within the Frontier Tech competitive landscape. The Theme Assessment relies on the availability of fundamental data for each company and on BI analysts’ expertise and history following industries and companies. To support the Theme Assessment process, BI captures across companies a series of data points to inform a perspective on relevant issues, including a company’s potential ability to ramp production, relevant capital allocation trends, current relationship and reputation with customers, and access to capital. Quantitative operational data is used to assess companies wherever possible, but BI analyst assessment of other publicly available company information and industry knowledge is also considered. A Theme Assessment of “1” means a company is viewed as having the highest exposure to Frontier Tech, an assessment of “2” means medium exposure and an assessment of “3” means lowest exposure.

In order to be eligible for inclusion in the Gold Tier, companies must have a combined Revenue Assessment and Theme Assessment of between 2 and 4. In order to be eligible for inclusion in the Silver Tier, companies must have a combined Revenue Assessment and Theme Assessment equal to 5. Companies with a combined Revenue Assessment and Theme Assessment of 6 or higher are classified in the Bronze Tier and are not eligible for inclusion in the Underlying Index.

To be eligible for the Underlying Index, a security must also meet the size, liquidity and exchange requirements of the Underlying Index. Only one security per issuer may be included in the Underlying Index.

In addition, the Underlying Index assigns a relative preference to Gold Tier companies in the selection process. Securities are ranked sequentially by: (1) tier assignment, with Gold Tier ranked ahead of Silver Tier; (2) Revenue Assessment, with higher revenue exposure ranked first; and (3) issuer free float market capitalization, with larger companies ranked first. Specifically, from the eligible securities within the Gold Tier, the securities with a Revenue Assessment of 1 (i.e., the highest Revenue Assessment) are selected for inclusion in order of largest to smallest free float market capitalization. Issuer "free float market capitalization" refers to the aggregate market capitalization (meaning share price multiplied by the number of shares readily available in the market) of the securities for a particular issuer. All companies that belong to the Gold Tier are selected for inclusion in the Underlying Index. If there are still less than 20 securities selected, eligible securities within the Silver Tier will be included in descending order of Revenue Assessment and free float market capitalization. The Underlying Index selects securities for inclusion from the sorted list. If fewer than 20 securities satisfy the Underlying Index’s eligibility requirements at the time of reconstitution, the Underlying Index will be comprised of all eligible securities.

The Underlying Index is equal weighted where the weight of a security in the Underlying Index is equal to one divided by the number of securities included in the Underlying Index. The Underlying Index may be composed of common stocks and depositary receipts and may contain developed or emerging market securities that trade on non-U.S. exchanges and are denominated in non-U.S. dollar currencies.

The Underlying Index is rebalanced and reconstituted quarterly in January, April, July and October, and the Fund will make corresponding changes to its portfolio shortly after the Underlying Index changes are made public. As of [___], 2026, the Underlying Index had a market capitalization range between $[___] million and $[___] billion. The Fund will be concentrated (i.e., invest more than 25% of Fund assets) in an industry or a group of industries to the extent that the Underlying Index is so concentrated. As of

[___], 2026, the Underlying Index was composed of [__] securities and had significant exposure to healthcare companies, information technology companies, industrials companies, and consumer discretionary companies, although this may change from time to time. The Fund's investments will change as the Underlying Index changes and, as a result, the Fund may have significant investments in jurisdictions or investment sectors that it may not have had as of [___], 2026. To the extent the Fund invests a significant portion of its assets in a given jurisdiction or investment sector or industry, the Fund may be exposed to the risks associated with that jurisdiction or investment sector or industry.

More information regarding the Underlying Index, including additional detail on the Underlying Index methodology, may be found on the Index Provider’s website. Neither the Fund, the Board, AAI, or any of their affiliates, are responsible for the information set forth on the Index Provider’s website. Information from the Index Provider’s website and any other information not expressly included in this prospectus is not incorporated by reference in, and should not be considered part of, this prospectus.

Corresponding changes will be made to all other sections of the Fund’s Summary Prospectus, Prospectus and SAI, as applicable.

The Fund currently anticipates that the sale or purchase of securities to align the Fund to its new underlying index will begin on December 28, 2026, which may cause the Fund to temporarily depart from its investment objective during the transition period.

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